As filed with the Securities and Exchange Commission on August 1, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 1, 2006

 BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

704.386.8486
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/   /   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/   /    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

/   /    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/   /    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.0.       AMENDMENT TO ARTICLES OFINCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

 On August 1, 2006, Bank of America (the "Registrant") filed a Certificate of Elimination (the "Certificate of Elimination") with the office of the Secretary of State of Delaware, effective as of the filing.  The Registrant had previously filed a Certificate of Designation on March 29, 2004 creating a series of Fixed/Adjustable Rate Preferred Stock and a series of 6.75% Perpetual Preferred Stock (collectively, the "Preferred Stock").  Both series of Preferred Stock were redeemed by the Registrant in July.  The Certificate of Elimination eliminates from the Registrant's Certificate of Incorporation all matters set forth in the Certificate of Designation with respect to the two series of Preferred Stock.  The Certificate of Elimination is attached hereto as Exhibit 3.1 and incorporated by reference herein.

ITEM 9.01.     EXHIBITS.

(c)        Exhibits

            The following exhibit is filed herewith:

Exhibit No.                 Description of Exhibit

3.1                               Certificate of Elimination filed with the office of the Secretary of State of Delaware on August 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            BANK OF AMERICA CORPORATION

                                                            By: /s/ Teresa M. Brenner
                                                                      Teresa M. Brenner
                                                                      Associate General Counsel

August 1, 2006

EXHIBIT INDEX

Exhibit No.                 Description of Exhibit

3.1                               Certificate of Elimination filed with the office of the Secretary of State of Delaware on August 1, 2006